Note 11 - Income Taxes	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Income Tax Disclosure [Text Block]
11.	Income Taxes

Pretax loss resulting from domestic and foreign operations is as follows:

	Year Ended December 31,
	2022	2021	2020
	(in thousands)
Domestic	$(17,081)	$(23,583)	$(19,107)
Foreign	(16,569)	(9,205)	3,200
Pretax loss from continuing operations	$(33,650)	$(32,788)	$(15,907)

The components of the provision (benefit) for income taxes consists of the following:

	Year Ended December 31,
	2022	2021	2020
	(in thousands)
Current income tax expense:
Federal	$1,937	$467	$—
State and local	668	(881)	411
Foreign	(1,478)	1,117	1,096
Total current income tax expense	1,127	703	1,507
Deferred income tax expense (benefit):
Federal	2,370	89	(175)
State and local	(820)	(12)	(843)
Foreign	2,361	(323)	573
Total deferred income tax expense (benefit)	3,911	(246)	(445)
Total income tax expense	$5,038	$457	$1,062

The reconciliation of the amounts at the U.S. federal statutory income tax rate to the company’s effective income tax rate is as follows:

	Year Ended December 31,
	2022	2021	2020
	(in thousands)
U.S. federal statutory tax rate	$(7,067)	$(6,886)	$(3,340)
State and local income taxes, net	(292)	(962)	(519)
Stock-based compensation	(51)	10,865	6,770
Executive compensation limitation	3,566	—	—
Fair value of earnout liability	(828)	(3,946)	—
Transaction costs	125	(2,209)	—
Change in valuation allowance	12,844	3,085	(3,216)
Foreign rate differential	(2,066)	440	1,575
Return-to-provision adjustments	(1,029)	(196)	(538)
Permanent differences	29	334	65
Other, net	(193)	(68)	265
Total	$5,038	$457	$1,062

The Company’s effective tax rate differed from the U.S. federal statutory rate primarily due to mix of pre-tax income (loss) results by jurisdictions taxed at different rates than 21%, a permanent item recorded for the executive compensation limitation, and changes in valuation allowance in certain foreign jurisdictions.

Deferred income taxes are provided for the tax effect of temporary differences between the financial reporting basis and the tax basis of assets and liabilities. Significant components of the Company’s deferred tax assets and (liabilities) are as follows:

	December 31, 2022	December 31, 2021
	(in thousands)
Deferred tax assets:
Net operating loss carryforwards	$13,775	$10,716
Deferred revenue	4,301	5,315
Compensation and benefits	6,567	4,384
Research and development expenses	6,169	—
Lease liability	3,622	—
Foreign tax credits	270	720
Fair value of earnout liability	93	181
Other	457	1,047
	35,254	22,363
Less: Valuation allowance	(20,808)	(8,356)
Deferred tax assets, net	14,446	14,007

Deferred tax liabilities:
Property and equipment	(197)	(132)
Amortization	(2,595)	(214)
Commissions	(8,384)	(7,918)
Prepaid subscription	(836)	(822)
Unbilled receivable	(1,489)	(2,183)
Right-of-use assets	(3,402)	—
Total deferred tax liability	(16,903)	(11,269)
Net deferred tax (liabilities) assets	$(2,457)	$2,738

Deferred tax assets are included within other assets in the consolidated balance sheets, and deferred tax liabilities are included within other non-current liabilities in the consolidated balance sheets.

	December 31, 2022	December 31, 2021
	(in thousands)
Deferred tax assets, net of valuation allowance	$488	$3,182
Deferred tax liabilities	(2,945)	(444)
Net deferred tax (liabilities) assets	$(2,457)	$2,738

As of December 31, 2022, the Company had net operating loss (“NOL”) carryforwards for state and local income tax of $14.6 million, which may offset future taxable income. The state NOL carryforwards begin to expire in 2026. The Company also has foreign NOL carryforwards of approximately $54.5 million, which will expire beginning 2024 and NOL carryforward periods vary from 6 years to indefinite period. The Company has $0.3 million of foreign tax credit carryforwards available that expire in 2023.

Under the provisions of the Internal Revenue Code, the U.S. NOL carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. NOL and tax credit carryforwards may become subject to an annual limitation in the event of a 50% cumulative change in the ownership interest of significant stockholders over a three-year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code, as well as similar state tax provisions. This could limit the amount of NOLs that the Company can utilize annually to offset future taxable income or tax liabilities. The amount of the annual limitation, if any, will be determined based on the value of the Company immediately prior to the ownership change. The Company may have experienced an ownership change prior to December 31, 2022, however, the Company does not believe its NOL carryforwards would be limited under IRC Section 382. The Company could experience an ownership change in the future which could limit the utilization of certain NOL carryforwards.

ASC 740-10-30-5 requires that a valuation allowance be established when it is more likely than not that all or a portion of a deferred tax asset will not be realized. In making this assessment, management considered all available positive and negative evidence, including the level of historical taxable income, future reversals of existing temporary differences, tax planning strategies, and projected future taxable income. On the basis of this evaluation, a valuation allowance of $20.8 million and $8.4 million was recorded as of December 31, 2022 and 2021, respectively, against certain jurisdiction’s net deferred tax assets for which it is more likely than not that the tax benefit will not be realized. The valuation allowance was increased by $12.5 million for the year ended December 31, 2022, primarily due to full valuation allowances being established for U.S. and Japan in the current year.

As of December 31, 2022, the Company did not provide any foreign withholding taxes related to its foreign subsidiaries’ undistributed earnings, as such earnings have been retained and are intended to be indefinitely reinvested to fund ongoing operations of the foreign subsidiaries. It is not practicable to estimate the amount of taxes that would be payable upon remittance of these earnings, because such tax, if any, is dependent upon circumstances existing if and when remittance occur.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits, excluding interest and penalties is as follows:

	December 31, 2022	December 31, 2021
	(in thousands)
Beginning balance	$1,088	$5,369
Additions based on tax positions related to the current year	—	—
Reduction for tax positions of prior years	(12)	(4,281)
Reduction for settlements	(935)	—
Expiration of applicable statute of limitations	—	—
Ending balance	$141	$1,088

During 2022, certain foreign jurisdiction concluded an income tax audit for prior periods which recognizes $0.9 million unrecognized tax benefits.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as part of the provision for income taxes. As of December 31, 2022 and 2021, the Company had $0.2 million and $1.3 million, respectively, of accrued interest and penalties associated with unrecognized tax benefits. These amounts were included in other non-current liabilities in their respective years. As of December 31, 2022, and December 31, 2021, the total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate was not material.

The Company files income tax returns in the U.S. federal jurisdiction, various state and foreign jurisdictions. The tax years 2018 through 2021 generally remain open for examination for federal, state and local tax purposes. The tax years 2012 through 2021 are open and subject to audit by foreign jurisdictions. To the extent utilized in future years’ tax returns, net operating loss carryforwards on December 31, 2022 and December 31, 2021 will remain subject to examination until the respective tax year is closed.